Exhibit 10.2

AMENDMENT NO. 2 TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND SYNDICATED FACILITY AGREEMENT

AMENDMENT NO. 2 dated as of December 19, 2019 (this “Amendment”), in respect of the Third Amended and Restated Credit Agreement and Syndicated Facility Agreement dated as of June 25, 2019 (as amended by that certain Amendment No. 1 to the Third Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated as of December 13, 2019) and as may be further amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Owens-Brockway Glass Container Inc., a Delaware corporation, O-I Operations (Australia) Pty Limited, ABN 94 004 230 326, a limited liability company incorporated under the laws of Australia, OI European Group B.V., a private company with limited liability organized under the laws of the Netherlands with its registered offices (statutaire zetel) in Schiedam, the Netherlands and registered under number 24291478, O-I Europe Sàrl, a Swiss Société à responsabilité limitée (limited liability corporation), O-I Canada Corp., a Nova Scotia company, O-I Operations (NZ) Ltd., a limited liability company incorporated under the laws of New Zealand, Glass International OISPV, S.A.P.I. de C.V., S.O.F.O.M., E.N.R., a sociedad anónima promotora de inversión de capital variable, sociedad financiera de objeto múltiple, entidad no regulada, organized under the laws of Mexico (each of the foregoing a “Borrower”), Owens-Illinois Group, Inc., a Delaware corporation (the “Company”), Owens-Illinois General Inc., a Delaware corporation (“Borrowers’ Agent”), the Lenders and Issuing Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent (“Administrative Agent”) for the Lenders and Deutsche Bank AG New York Branch, as Collateral Agent.

WHEREAS, pursuant to Section 12.1 of the Credit Agreement, the Borrowers, Borrowers’ Agent, Company, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.        Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Second Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby. This Amendment is a Loan Document.

Section 2.          Amendment to Credit Agreement.

(a)                Amendments to Section 9.1 (Total Leverage Ratio):

i.	Effective as of the Second Amendment Effective Date, Section 9.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

9.1 Total Leverage Ratio: Each Loan Party will not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter (other than a Trigger Quarter and the following three (3) succeeding Fiscal Quarters as provided below) to exceed the ratio set forth below opposite the last day of such Fiscal Quarter.

Fiscal Quarter Ending	Ratio

June 30, 2019 through (and including) March 31, 2021	5.00:1.00

June 30, 2021 and September 30, 2021	4.75:1.00

December 31, 2021 and thereafter	4.50:1.00

Notwithstanding anything to the contrary contained herein, at Company’s election (which shall be evidenced by delivery of a written notice by Borrowers’ Agent to Administrative Agent), if (x) in any Fiscal Quarter ending December 31, 2021 and thereafter, an Acquisition or series of related Acquisitions, or (y) in any Test Period, any other Acquisitions, in each case of the foregoing clauses (x) and (y), permitted by Section 8.3 with total consideration (including any Indebtedness assumed in connection therewith), in excess of $250,000,000 for any such individual Acquisition or series of related Acquisitions, or in the aggregate for any other Acquisitions in a Test Period, is consummated by Company or any of its Restricted Subsidiaries (the Fiscal Quarter in which any such individual Acquisition or series of related Acquisitions is consummated, or the Fiscal Quarter in which any other Acquisition occurs that results in the total consideration for all Acquisitions in a Test Period exceeding $250,000,000, a “Trigger Quarter”), each Loan Party will not permit the Total Leverage Ratio for any Test Period to exceed 5.00:1.00 for such Fiscal Quarter and for the next three (3) succeeding Fiscal Quarters; provided, further, that (a) following the occurrence of a Trigger Quarter, no subsequent Trigger Quarter shall be deemed to have occurred or to exist for any reason unless the Total Leverage Ratio is less than or equal to 4.50:1.00 as of the end of any Fiscal Quarter following the occurrence of such initial Trigger Quarter, and (b) Company may not make an election pursuant to this paragraph unless at the time of such election the Total Leverage Ratio is equal to or less than 4.50:1.00. For the avoidance of doubt, in no event shall the Fiscal Quarters ending June 30, 2019, through (and including) September 30, 2021 be Trigger Quarters or be deemed to be Trigger Quarters for purposes of this Agreement (including, without limitation, for purposes of Sections 8.3(xi) or 8.5(v)).

Section 3.        Representations and Warranties. Each Loan Party party hereto hereby represents and warrants that, immediately prior to and immediately after giving effect to this Amendment:

(a)       the execution, delivery and performance by it of this Amendment does not (i) violate any provision of law applicable to it, the Organic Documents of it, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of it, (iii) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent) upon any of the properties or assets of it or (iv) require any approval of stockholders or any approval or consent of any Person under any material Contractual Obligation of it, other than those approvals and consents which have been obtained; and

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(b)       it has all requisite organizational power and authority to enter into this Amendment and the execution, delivery and performance by it of this Amendment has been duly authorized by all necessary organizational action by it.  Each Loan Party party hereto has duly executed and delivered this Amendment, and this Amendment and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)       each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the Second Amendment Effective Date (both immediately before and after giving effect to this Amendment) (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date); and

(d)       no Unmatured Event of Default and no Event of Default shall have occurred and be continuing.

Section 4.         Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied or waived:

(a)       the Administrative Agent shall have received from each Loan Party party hereto, the Administrative Agent and the Lenders constituting the Requisite Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)       each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(c)       at the time of the Second Amendment Effective Date and immediately after giving effect to this Amendment, no Unmatured Event of Default or Event of Default shall exist;

(d)       the Administrative Agent shall have received an Officer’s Certificate of the Company, dated as of the Second Amendment Effective Date, certifying compliance with the requirements set forth in preceding clauses (b) and (c) of this Section 4;

(e)       the Administrative Agent shall have received (i) either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party party hereto, and in the case of Loan Parties organized in the United States of America, certified as of a recent date by the Secretary of State of the state of its organization or (y) confirmation from such Loan Party that there has been no change to such organizational documents since last delivered to the Administrative Agent, (ii) a certificate of a Secretary or Responsible Officer of each Loan Party (or any director or officer of any Loan Party that is not organized under the laws of any State of the United States of America or the District of Columbia) party hereto dated the Second Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws, operating agreement or similar governing document of such Loan Party as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or (y) there has been no change or amendment to such governing documents since last delivered to the Administrative Agent, (B) that (x) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Second Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect or (y) there has been no change to such resolutions since last delivered to the Administrative Agent in connection with the Credit Agreement or First Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) to the extent not previously delivered to the Administrative Agent in connection with the Credit Agreement, as to the incumbency and specimen signature of each officer executing this Second Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) to the extent not previously delivered to the Administrative Agent in connection with the Credit Agreement, a certificate of another officer as to the incumbency and specimen signature of the Secretary or the Responsible Officer (or other director or officer, as applicable) executing the certificate pursuant to clause (ii) above;

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(f)       the Company shall have paid to the Administrative Agent, for the ratable account of each Lender that has executed and delivered to the Administrative Agent a signature page to this Amendment prior to 5:00 p.m. (New York time) on December 18, 2019, a fee in an amount equal to 0.05% of each such Lender’s outstanding Term Loans and/or Revolving Commitments immediately prior to giving effect to this Amendment (the “Consent Fee”), which Consent Fee shall be earned, due and payable by wire transfer in immediately available funds on the Second Amendment Effective Date, and, once paid, shall be non-refundable; and

(g)       all reasonably incurred and documented costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation payable to (i) the Administrative Agent pursuant to Section 12.4 of the Credit Agreement and (ii) to Wells Fargo Securities, LLC, pursuant to that certain Engagement Letter dated as of December 3, 2019 by and among Wells Fargo Securities, LLC, the Company and Owens-Brockway, in each case, on or before the Second Amendment Effective Date, to the extent invoiced at least three business days prior to the Second Amendment Effective Date unless otherwise agreed, shall have been paid to the extent earned.

Section 5.         Confirmation of Guarantees and Security Interests. By signing this Second Amendment, the Loan Parties party hereto hereby confirm that the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby and the other Loan Documents to which such Loan Parties are party (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee Agreements, the Collateral Documents and the other Loan Documents, as applicable, (ii) constitute “Obligations”, “U.S. Obligations”, “Foreign Obligations” and “Guarantied Obligations” or other similar term for purposes of the Credit Agreement, the Guarantee Agreements, the Collateral Documents and all other Loan Documents, as applicable, (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee Agreements, the Collateral Documents and the other Loan Documents, as applicable, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party party hereto ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent or the Collateral Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.

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Section 6.         Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

Section 8.          Miscellaneous. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

OWENS-ILLINOIS GROUP, INC.

By:	/s/ Anand Patel
	Name:	Anand Patel
	Title:	Treasurer

OWENS-BROCKWAY GLASS CONTAINER INC.

By:	/s/ Anand Patel
	Name:	Anand Patel
	Title:	Vice President and Treasurer

O-I CANADA CORP.

By:	/s/ Anand Patel
	Name:	Anand Patel
	Title:	Treasurer

OI EUROPEAN GROUP B.V.

By:	/s/ Anand Patel
	Name:	Scott Gedris
	Title:	Attorney-in-Fact

OWENS-ILLINOIS GENERAL INC.
as Borrowers’ Agent

By:	/s/ Anand Patel
	Name:	Anand Patel
	Title:	Treasurer

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

O-I EUROPE SÀRL

By:	/s/ Volker Tiemann
	Name:	Volker Tiemann
	Title:	General Counsel EU

By:	/s/ Robert Gachot
	Name:	Robert Gachot
	Title:	CG Executive SWE

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

O-I OPERATIONS (AUSTRALIA) PTY LTD ACN 004 230 326

By:	/s/ Timothy Connors
	Name:	Timothy Connors
	Title:	Director

O-I OPERATIONS (NZ) LTD.

By:	/s/ Timothy Connors
	Name:	Timothy Connors
	Title:	Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

GLASS INTERNATIONAL OISPV, S.A.P.I. de C.V., S.O.F.O.M., E.N.R.

By:	/s/ Rafael Eduardo Freire Ponce
	Name:	Rafael Eduardo Freire Ponce
	Title:	Attorney-in-Fact

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

AGENTS AND LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Collateral Agent

By:	/s/ Yumi Okabe
	Name:	Yumi Okabe
	Title:	Vice President

By:	/s/ Maria Guinchard
	Name:	Maria Guinchard

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NA,
as Term Loan Lender and Revolving Lender

By:	/s/ Andrew Payne
	Name:	Andrew Payne
	Title:	Managing Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Farm Credit Services of America, PCA,
as Term Loan Lender

By:	/s/ Dustin Oswald
	Name:	Dustin Oswald
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Farm Credit of New Mexico, FLCA,
as a Voting Participant

By:	/s/ Mitch Selking
	Name:	Mitch Selking
	Title:	Director of Credit – Corporate Agribusiness Lending

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CATHAY BANK,
as USD Term Loan A Lender and USD Revolving Lender

By:	/s/ Dean Kawai
	Name:	Dean Kawai
	Title:	Senior Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FLUSHING BANK,
as Term Loan Lender

By:	/s/ Suzanne Zahn
	Name:	Suzanne Zahn
	Title:	VP Sr. CRM

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CRÉDIT INDUSTRIEL ÉT COMMERCIAL, NEW YORK BRANCH,
as Revolving Lender

By:	/s/ Garry Weiss
	Name:	Garry Weiss
	Title:	Managing Director

By:	/s/ Clifford Abramsky
	Name:	Clifford Abramsky
	Title:	Managing Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as Term Loan Lender

By:	/s/ Garry Weiss
	Name:	Garry Weiss
	Title:	Managing Director

By:	/s/ Clifford Abramsky
	Name:	Clifford Abramsky
	Title:	Managing Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, N.A.,
as Term Loan Lender, Revolving Lender

By:	/s/ Peggy Yip
	Name:	Peggy Yip
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TRI STATE CAPITAL BANK,
as Term Loan Lender and Revolving Lender

By:	/s/ Ellen Frank
	Name:	Ellen Frank
	Title:	Senior Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BANK HAPOALIM B.M.,
as Term Loan Lender and Revolving Lender

By:	/s/ Helen H. Gateson
	Name:	Helen H. Gateson
	Title:	Vice President

By:	/s/ Charles McLaughlin
	Name:	Charles McLaughlin
	Title:	Senior Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COMPEER FINANCIAL, FLCA,
as a Voting President

By:	/s/ Betty Janelle
	Name:	Betty Janelle
	Title:	Director, Capital Markets

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

AgCountry Farm Credit Services, FLCA,
as a Voting Participant

By:	/s/ Jamey Grafing
	Name:	Jamey Grafing
	Title:	Sr. Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SIEMENS FINANCIAL SERVICES, INC.,
as Term Loan Lender

By:	/s/ Jared R. Malise
	Name:	Jared R. Malise
	Title:	Duly Authorized Signatory

By:	/s/ Brent Chase
	Name:	Brent Chase
	Title:	Duly Authorized Signatory

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Citizens Bank, N.A.,
as Term Loan Lender and Revolving Lender

By:	/s/ Jonathan Gleit
	Name:	Jonathan Gleit
	Title:	Senior Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Allied Irish Banks, plc,
as Term Loan Lender

By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Senior Vice President

By:	/s/ Alan O’Neill
	Name:	Alan O’Neill
	Title:	Senior Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CoBANK, ACB,
as Term Loan Lender and Revolving Lender

By:	/s/ Marco Solis
	Name:	Marco Solis
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

American AgCredit, FLCA,
as a Voting President

By:	/s/ Michael J. Balock
	Name:	Michael J. Balock
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Term Loan Lender and Revolving Lender

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Francois Coussot
	Name:	Francois Coussot
	Title:	Managing Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. Bank National Association,
as Term Loan Lender and Revolving Lender

By:	/s/ Paul F. Johnson
	Name:	Paul F. Johnson
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS,
as Term Loan and Revolving Lender

By:	/s/ Andrew W. Strait
	Name:	Andrew W. Strait
	Title:	Managing Director

By:	/s/ Melissa Dyki
	Name:	Melissa Dyki
	Title:	Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH,
as Term Loan Lender and Revolving Lender

By:	/s/ Terry Y. G. Ju
	Name:	Terry Y. G. Ju
	Title:	Senior Vice President & General Manager

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of America, N.A.,
as Term Loan Lender and Revolving Lender

By:	/s/ Jason Yakabu
	Name:	Jason Yakabu
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TD Bank, N.A.,
as Term Loan Lender and Revolving Lender

By:	/s/ Uk-Sun Kim
	Name:	Uk-Sun Kim
	Title:	Senior Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

UNICREDIT BANK AG, NEW YORK BRANCH,
as Term Loan Lender

By:	/s/ Arianna Raineri
	Name:	Arianna Raineri
	Title:	Associate Director

By:	/s/ Thomas Petz
	Name:	Thomas Petz
	Title:	Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK N.A.,
as Term Loan Lender and Revolving Lender

By:	/s/ Christopher A. Salek
	Name:	Christopher A. Salek
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NA, NEW ZEALAND BRANCH,
as Term Loan Lender

By:	/s/ Warren Davis
	Name:	Warren Davis
	Title:	Managing Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

The Huntington National Bank,
as Term Loan Lender

By:	/s/ Ryan Benefiel
	Name:	Ryan Benefiel
	Title:	Assistant Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
as Term Loan Lender and Revolving Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC,
as Term Loan Lender and Revolving Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Fifth Third Bank, National Association (formerly Fifth Third Bank), as Term Loan Lender and Revolving Lender

By:	/s/ Mike Gifford
	Name:	Mike Gifford
	Title:	Director, Corporate Banking

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

The Bank of Nova Scotia,
as Term Loan Lender, Revolving Lender

By:	/s/ David Mahmood
	Name:	David Mahmood
	Title:	Managing Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

The Bank of East Asia, Limited, New York Branch,
as Term Loan Lender and Revolving Lender

By:	/s/ James Hua
	Name:	James Hua
	Title:	SVP

By:	/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	SVP

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

WESTPAC BANKING CORPORATION,
as Term Loan Lender and Revolving Lender

By:	/s/ Stuart Brown
	Name:	Stuart Brown
	Title:	Tier Two Attorney

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as Revolving Lender

By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Term Loan Lender and Revolving Lender

By:	/s/ Yumi Okabe
	Name:	Yumi Okabe
	Title:	Vice President

By:	/s/ Maria Guinchard
	Name:	Maria Guinchard

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH,
as Term Loan Lender and Revolving Lender

By:	/s/ Shane Koonce
	Name:	Shane Koonce
	Title:	Executive Director

By:	/s/ William Binder
	Name:	William Binder
	Title:	Executive Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FARM CREDIT BANK OF TEXAS,
as a Voting President

By:	/s/ Eric Estey
	Name:	Eric Estey
	Title:	Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

GreenStone Farm Credit Services, FLCA,
as a Voting President

By:	/s/ Shane Prichard
	Name:	Shane Prichard
	Title:	VP of Capital Markets

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

AgChoice Farm Credit, ACA, on behalf of itself and its wholly-owned Subsidiaries, AgChoice Farm Credit, FLCA, and AgChoice Farm Credit, PCA,
as a Voting President

By:	/s/ William Frailey
	Name:	William Frailey
	Title:	Assistant Vice President

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH
as Term Loan Lender and Revolving Lender

By:	/s/ Brian Foley
	Name:	Brian Foley
	Title:	Director

By:	/s/ Gang Duan
	Name:	Gang Duan
	Title:	Executive Director

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Intesa Sanpaolo S.p.A. – New York Branch,
as Revolving Lender

By:	/s/ Alessandro Toigo
	Name:	Alessandro Toigo
	Title:	Head of Corporate Desk

By:	/s/ William Denton
	Name:	William Denton
	Title:	Global Relationship Manager

[SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]